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                                                                   Exhibit 10.9a

                            FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this "First Amendment") is made this 13th day of June 2001 between Spieker Properties, L.P., a California limited partnership, ("Landlord"), and Primal Solutions, Inc., a Delaware corporation, ("Tenant").

     WHEREAS, Landlord and Tenant entered into a Lease dated October 26, 2000.between Spieker Properties, L.P., a California limited partnership, ("Landlord"), and Primal Solutions, Inc., a Delaware corporation, ("Tenant"), for those certain premises located at 18881 Von Karman Avenue, Suites 400, 450, 460, and 500, Irvine, California, as more fully described in the Lease. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Lease; and

     WHEREAS, Landlord and Tenant desire to modify the Lease as provided herein.

     NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereby mutually agree as follows:

1.   Basic Lease Provisions - "PREMISES" shall be reduced by approximately
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     13,816 rentable square feet, commonly known as, Suites 400, 450, and 460, and the resulting square footage of the Premises shall become approximately 13,816 rentable square feet, commonly known as, Suite 500, located on the 5th floor of the building (the "Premises").

2.   Basic Lease Provisions - "BASE RENT" for the Premises, Suite 500, shall be
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     as follows:

          $29,704.40 per month for the period of 7/01/01 - 4/30/02
          $30,947.84 per month for the period of 5/01/02 - 4/30/03
          $32,191.28 per month for the period of 5/01/03 - 4/30/04
          $33,434.72 per month for the period of 5/01/04 - 4/30/05
          $34,816.32 per month for the period of 5/01/05 - 4/30/06
          $36,197.92 per month for the period of 5/01/06 - 4/30/07

3.   Basic Lease Provisions - "TENANT'S PROPORTIONATE SHARE" shall be reduced by
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     6.03% for Suites 400, 450, and 460 for a new total of 6.03% for the premises, Suite 500.

4.   Basic Lease Provisions - "OCCUPANCY DENSITY" for the Premises, Suite 500,
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     shall be reduced to Sixty-four (64) individuals.

5.   Basic Lease Provisions - "PARKING AND PARKING CHARGE" shall be reduced for
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     Premises. Tenant shall lease not less than forty-five (45) and no more than sixty-five (65) unreserved parking spaces. All other terms and conditions of this provision shall remain.

6.   Paragraph 39.A - Signage Rights: Tenant shall forfeit Building Corner
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     Monument Signage granted under Paragraph 39.A. of the Lease Agreement.
     Tenant shall be entitled to one (1) panel on the South side of the Monument Sign located at the entrance on Martin Street. Tenant shall be solely responsible for moving existing signage on the North panel to the South panel. Tenant shall comply with all terms and conditions set forth under Paragraph 39.A. for forfeited signage.

7.   Exhibit C - Lease Improvement Agreement: Tenant shall forfeit any and all
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     tenant improvement allowances granted by Landlord.

8.   Promissory Note: Tenant shall concurrent with its execution of this First
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     Amendment, execute a promissory note in the amount of Two Hundred Thousand dollars and no/100, ($200,000.00) payable upon the lease expiration date. Interest shall accrue, compounded monthly, at an interest rate of 9% annually.

9.   Legal Fees: Tenant shall be responsible for the reimbursement of any and
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     all legal fees incurred to prepare this First Amendment to Lease, promissory note and any correspondence related to the lease re-structure, not to exceed Two Thousand Five Hundred dollars and no/100 ($2,500.00).

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10.  Leasing Commission: Tenant shall be responsible for reimbursement of
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     leasing commission paid by Landlord to Staubach Company in the amount of
     Eighty Six Thousand Twelve dollars and 89/100 ($86,012.89). One-half of said amount shall be due September 1, 2001 and the remaining half shall be due October 1, 2001.

11.  Outstanding Rent: Tenant shall pay all rental amounts outstanding as of
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     June 6, 2001, totaling Eighty Eight Thousand Five Hundred Four dollars and
     35/100 ($88,504.35) and full security deposit of Seventy Nine Thousand Six Hundred Thirty Five dollars and 42/100 ($79,635.42), for a total of One Hundred Sixty Eight Thousand One Hundred Thirty Nine and 77/100 ($168,139.77) no later than June 15, 2001.

Examination of First Amendment to Lease. Submission of this First Amendment to
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Lease to Tenant does not constitute an option or offer to lease and this First
Amendment to Lease is not effective otherwise until execution and delivery by both Landlord and Tenant.

Except as expressly modified above, all terms and conditions of the Lease remain in full force and effect and are hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have entered into this First Amendment as of the date first written above.

LANDLORD:                                  TENANT:
Spieker Properties, L.P.,                  Primal Solutions, Inc.,
A California limited partnership           A Delaware corporation


By:  Spieker Properties, Inc.,             By:  /s/ William Salway
     A Maryland corporation                   ----------------------------------
     its General Partner                            William Salway
                                                    Its:Chief Executive Officer


By:  /s/ James R. Wood, Jr                 Date: 6/13/01
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         James R. Wood, Jr.
         Its: Vice President               By:  /s/ Joseph R. Simrell
                                              ----------------------------------
Date: 6/13/01                                       Joe Simrell
      -------                                       Its:Chief Financial Officer

                                           Date: 6/13/01
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